UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/15/2007

TRIMERIS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-23155

DE	561808663
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3500 Paramount Parkway, Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 419-6050
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On March 15, 2007, Trimeris, Inc. ("Trimeris" or the "Company") issued a press release announcing financial results for the quarter and year ending December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

Also on March 15, 2007, Trimeris held a conference call and webcast to discuss financial results for the quarter and year ending December 31, 2006. A transcript of this conference call and webcast is attached hereto as Exhibit 99.2.

The information in Item 2.02 of this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilites of that section, nor shall it be deeemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events

On March 15, 2006, Trimeris issued a press release announcing that it had reached agreement with F. Hoffmann-La Roche Ltd ("Roche") for the return of all rights to joint patents and other intellectual property related to next-generation HIV fusion inhibitor peptides to Trimeris that fall under the Roche-Trimeris 2000 Research Agreement. A copy of the press relase is attached hereto as Exhibit 99.3.

Also on March 15, 2007, Trimeris issued a press release announcing that effective March 16, 2007, Dr. Dani P. Bolognesi, Chief Executive Officer and Chief Scientific Officer of Trimeris will retire from his executive duties at the Company. Dr. Bolognesi will remain a member of the Board of Directors until the next annual meeting of Trimeris stockholders, after which he will be a scientific consultant to Trimeris through October 2008. In addition, the Company announced that Mr. Robert Bonczek, Chief Financial Officer and General Counsel will retire effective April 30, 2007. The Company also announced that Mr. E. Lawrence Hill, Jr. has been appointed Acting President and Chief Operating Officer by the Board of Directors effective March 15, 2007. A copy of the press relase is attached hereto as Exhibit 99.4.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Fourth Quarter and Year End 2006 Financial Results Press Release dated March 15, 2007.

Exhibit 99.2 Fourth Quarter and Year End 2006 Earnings Conference Call Transcript.

Exhibit 99.3 Trimeris Next-Generation Fusion Inhibitor Press Release dated March 15, 2007.

Exhibit 99.4 Press Release Announcing the Retirement of Dani P. Bolognesi and Robert R. Bonczek dated March 15, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

Date: March 21, 2007	By:	/s/ Robert R. Bonczek
Robert R. Bonczek
CFO and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Fourth Quarter and Year End 2006 Financial Results Press Release dated March 15, 2007.
EX-99.2	Fourth Quarter and Year End 2006 Earnings Conference Call Transcript.
EX-99.3	Trimeris Next-Generation Fusion Inhibitor Press Release dated March 15, 2007.
EX-99.4	Press Release Announcing the Retirement of Dani P. Bolognesi and Robert R. Bonczek dated March 15, 2007.